                                                                   EXHIBIT 10.13


            [LETTERHEAD OF COMMONWEALTH FINANCE CORPORATION LIMITED]

                                                     CFCL/RCB/218
                                                     20 December 1997


M/s. Creative Master Ltd.,
Unit B, 8/F, Casey Ind. Bldg.,
18-20, Bedford Road,
Taikoktsui, Kowloon,
Hong Kong
---------

Dear Sir,


RE: Banking Facilities
    ------------------

With reference to your request, we are pleased to advise that we have at our discretion placed the following facilities at your disposal:

                                          (HK$ Million)
                                           ------------
Pre-Sale:
Packing Loans against orders              HK$ 7.00 MN/US$ Equiv.(existing)
Post-Sale:
Loans against Receivables of Mattel       HK$ 3.00 MN/US$ Equiv.
to the extent of 70% of Invoice value
                                           ------------
                                      Max. HK$10.00 MN
                                           ------------

Margin               : Presently 5% on MBI invoices being deducted w.e.f.
                       15/10/97 towards build up of margin. 15% of each cheque received from Mattel will be deducted towards margin. Build up as already agreed.

Rate of Interest     : 2.25% over US$ Prime.
                       Overdue beyond 60 days of purchase of invoice/date of Advance to be charged @1.50% over agreed rate with compounding.
                       In any cse each invoice/group of invoices to be settled/refunded within 75 days of Purchase date.

Terms and Conditions :

1. Company executing Standard documents alongwith various undertakings supported by a Board Resolution for enhanced limits.
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           [LETTERHEAD OF COMMONWEALTH FINANCE CORPORATION LIMITED]


                                  Page...2...


2. Enhanced limits to be guaranteed by Mr. Tong Ka Wing Carl, Mr. Kwok Sheck Pui and CML. Both Directors to file Statement of their Assets and Liabilities as on 30-9-97

3. Enhanced limits also to be guaranteed by ACMA Strategic Holdings Ltd., Excel Master Ltd., Techtime Industries Ltd and Carlson Ltd.

4. CML to arrange for an Irrevocable Standby L/C for US$388,000 approx. from UOB Ltd., Singapore in our favour on behalf of ACMA Ltd., Singapore valid for 1 year to start with before release of the new limit. The quantum of actual
                   ------
advance will be restricted to the amount of Standby L/C.

5. Mr. Tong KaWing, Carl to submit a Corporate/and Shareholders Resolution from Comark Inv. Ltd. for extending mortgage charge for the revised limits within next 4 weeks say by 31/01/98.

6. Mr. Tong KaWing, Carl to undertake to extend mortgage charge on the property for last sanctioned dated 11/07/97 limit by 31/03/98. A suitable undertaking to be signed by Mr. Tong KaWing Carl to these effects. Delay beyond 31/03/98 will be viewed seriously by CFC Ltd.

7.  CML to submit certified copies of:

    a)   latest Search Report from Company's Registry.

    b)   latest BRC.

    c)   latest Annual Return US 32 of Company's Act.

    d)   latest Inland Revenue Return.

8. All invoices presented for Purchase/Advance against them should be accompanied by copies of B/L, Air Consignment Note, Forwarder's Combined Bill of Lading or any other title to goods document for goods shipped from HK. All invoices to carry notation "Please issue cheques favouring CFCL A/c. CML Ltd". Only invoices on 60 days maturity to be advanced against to the extent of 70% of their value.

9. CML to issue a letter of Authority to MVOA Ltd/Mattel requesting them to issue all cheques favouring CFCL A/c. CML as per notation on the invoices. Letter to be sent by Registered Post/Courier through CFC Ltd.
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           [LETTERHEAD OF COMMONWEALTH FINANCE CORPORATION LIMITED]

                                  Page...3...


10.  CML to borrow from any other Bank/DTC/RLB with CFCL's written consent.

11. CML to pay HK$10,000 as process fee for this Review and HK$5,000 p.m. as service charge after disbursement.

We reserve our right to modify, cancel or terminate at our discretion the facility on demand and to declare all amounts then outstanding to be immediately due and payable. The facility is subject to review at periodic intervals based on uptodate financial data (to be provided by you) and prevalent market conditions.

Please confirm your acceptance by signing and returning to us the original of this letter alongwith certified true copy of Board Resolutions authorising acceptance of these terms as also for execution of documents.

Thanking you and assuring you of our best services, always,

Yours faithfully
For Commonwealth Finance Corp Ltd.


[ILLEGIBLE SIGNATURE]                     [ILLEGIBLE SIGNATURE]
Manager                                   Chief Executive


We accept the above conditions.

For Creative Master Ltd.


[ILLEGIBLE SIGNATURE]
----------------------
Director
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           [LETTERHEAD OF COMMONWEALTH FINANCE CORPORATION LIMITED]


M/S CREATIVE MASTER LTD.                                       CFCL/RC8/
    UNIT B, 8/F CASEY INDUSTRIES BLDG.                               11-Jul-97
    18-20, BEDFORD ROAD,
    TAIKOKTSUI
    KOWLOON
    HONG KONG


DEAR SIR,

       RE:-  YOUR REQUEST FOR ENHANCEMENT
             IN CREDIT FACILITIES

    WITH REFERENCE TO YOUR REQUEST WE ARE PLEASED TO INFORM YOU THAT WE HAVE SANCTIONED A PACKING CREDIT LIMIT UPTO HKD 7 MN, SUBJECT TO TERMS AND CONDITIONS AS PER ANNEXURE ATTACHED.

    THE RATE OF INTEREST WILL BE 2% OVER HKD PRIME. PRESENTLY 10.75% P.A. IN CASE OF OVERDUE PENAL RATE WILL BE CHARGED AS UNDER:-

-   OVERDUE UPTO 1 MONTH FROM DUE DATE - 1% OVER AGREED RATE
-   OVERDUE OVER 1 MONTH UPTO 2 MONTHS - 2% OVER AGREED RATE
- IN CASE OF ROLL OVER OF LOAN - A MINIMUM OF HKD2,500 WILL BE CHARGED AT EACH ROLL OVER FOR 6 MONTHS REQUEST FOR ROLL OVER SHOULD BE SENT AT LEAST 2 WEEKS IN ADVANCE

THE PRESENT OUTSTANDING IN YOUR VARIOUS LOAN A/CS WITH US AS ON 8 JULY 97 IS AS
UNDER:

   LOAN  201044 HKD  1,000,000.00  + INTEREST
         201142 HKD  1,500,000.00  + INTEREST
         201057 HKD  1,000,000.00  + INTEREST
         201062 HKD  1,000,000.00  + INTEREST
               ------------------------------
         TOTAL  HKD  4,500,000.00  + INTEREST
               ------------------------------

   PLEASE ACKNOWLEDGE THE DEBT AS ON 8 JULY 97 PLUS INTEREST AND CONFIRM THAT SECURITY DOCUMENTS EXECUTED BY YOUR CO/GURANTORS ARE INFORCE AND VALID.

   WE RESERVE OUR RIGHT TO MODIFY, CANCEL OR TERMINATE AT OUR DISCRETION, THE FACILITY ON DEMAND AND TO DECLARE ALL AMOUNTS THEN OUTSTANDING TO BE IMMEDIATELY DUE AND PAYABLE.




                              CONTINUE TO PAGE 2
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           [LETTERHEAD OF COMMONWEALTH FINANCE CORPORATION LIMITED]


   PLEASE CONFIRM ACKNOWLEDGEMENT OF DEBT AND SECURITY AS ALSO THE TERMS OF SANCTION BY SIGNING AND RETURNING TO US THE ORIGINAL OF THIS LETTER WITH ANNEXURE 1, ALONG WITH A COPY OF BOARD RESOLUTION (SPECIEMEN ENCLOSED) AUTHORISING EXECUTION OF DOCUMENTS.

THANKING YOU AND ASSURING YOU OF OUR BEST SERVICES, ALWAYS

YOURS FAITHFULLY,

FOR COMMONWEALTH FINANCE CORP. LTD.


[ILLEGIBLE SIGNATURE]       [ILLEGIBLE SIGNATURE]
------------------------    ------------------------
CHIEF EXECUTIVE             MANAGER

WE CONFIRM THE DEBT AND SECURITY AS ABOVE AND ALSO ACCEPT THE CONDITIONS MENTIONED HEREIN ABOVE AND THE ANNEXURE I.
FOR CREATIVE MASTER LTD.

    [ILLEGIBLE SIGNATURE]
    DIRECTOR
    GURANTORS (PRESENT)

    [ILLEGIBLE SIGNATURE]
    ------------------------            -----------------------
    MR. TONG KA WING, CARL              MR. KWOK SHECK, PUI




                                 END OF PAGE 2
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                                                                    ANNEXURE - I
                                                        A/C CREATIVE MASTER LTD.

[LETTERHEAD OF COMMONWEALTH FINANCE CORPORATION LIMITED]


Subject to following terms and conditions:

1. Company executing necessary documents supported by Board Resolution for enhanced limits.
2. Limit of HKD 7 MN to be guaranteed by directors namely Mr. Tong Ka Wing, Carl, Mr. Kwok Sheck Pui, CML to execute a guarantee supported by a Board Resolution.
3. Charge of this loan to be extended within 6 months on the property situated at 65, Bisney Road, Pokfulam, Hong Kong MV 13 MN in 1994 A Corporate and Shareholder Resolution from Comark Inv. Ltd. to be obtained & kept on record by 31.7.97.
4. CML to agree and undertake as under:
   a) to inform CFCL any changes in its Directors/ Business/ and address.
   b) to submit order book position at end of every quarter i.e. March, June, Sept. And Dec. by 15/th/ of every month. The first such statement containing details of quantity, amount of pending orders, name of the buyer and last date of validity of order, should be submitted before disbursement of additional limits.
   c) to maintain a minimum margin of 50% on the amount outstanding of Packing Credit Loan vis-a-vis outstanding order position at all times.
   d) not to divert the Packing Credit Loans to acquisition of Fixed Assets or to its subsidiaries.
   e) to refund all the overdue Packing Credit as and when required by CFCL.
   f) to start with 5% deduction on monthly payments from MBI Inc. USA will be made commencing from 1-8-97.

5. Limit to be guaranteed by all the 3 subsidiary companies guarantee documents to be executed by Authorised signatories supported by Board Resolution certified copies of their BRC's, Meno of Articles Assoc to be submitted.
6. The level of capital and reserves at HKD15,194,000.00 (as on 31/st/ December, 1996) to be maintained during currency of this advance.
7. CML to provide latest Search Report from Co's Registry. CML to file CFCL Charge on margin money as and when required by CFCL.
8. CML to provide certificate every 6 months confirming that PCL has been used towards Working Capital requirements.
9. CML to approach CFCL at least 2 weeks in advance if a particular PCL is to be Rolled Over. A Roll Over Fees of HKD2,500.00 will be charged at each Roll Over on mutually acceptable terms.
10. CML to submit Audited Results within 3 months of close of financial year.
11. CML to pay HKD7,500.00 as process fees before disbursement along with copy of facility letter duly accepted.
12. CML to confirm that the existing documents and terms will continue to hold good.
13. Co. to divert Collection of proceeds of their other buyers to CFCL by Oct 97 on the lines of MBI Inc. and monthly process fees to be charged
14. Directors/ Guarantors to confirm that there is no change in their Worth as declared by them on 2-3-1993.
15. This review will be valid upto July, 1998, unless otherwise notified.
16. CML to submit names of their other Bankers with facilities enjoyed as on 30/6/97.
17. CML to bring down the PC Loan by 20% every year commencing from July 98. and the holding Co. of CML i.e. ACMA STRATEGIC HOLDING LTD.
18. CML to provide valuation report within 4 weeks.


                                                         For and on behalf of

                                                         CREATIVE MASTER LIMITED

/s/ [ILLEGIBLE]               /s/ [ILLEGIBLE]            /s/ [ILLEGIBLE]
---------------               ---------------            ---------------
Manager                       Chief Executive